SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 1998


                             AMERICAN STORES COMPANY
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                     1-5392                 87-0207226
       --------                     ------                 ----------
(State of Incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)


     299 South Main Street
     Salt Lake City, Utah                                     84102
     --------------------                                     -----
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (801) 539-0112



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ITEM 5.     OTHER EVENTS.


      On November 12, 1998, American Stores Company (the "Company") issued a press release announcing that the shareholders of the Company had approved and adopted the Agreement and Plan of Merger, dated as of August 2, 1998, among Albertson's, Inc., Abacus Holdings, Inc. and the Company at a special meeting of shareholders of the Company held on November 12, 1998. A copy of the press release of the Company dated November 12, 1998 is filed as an exhibit hereto and is incorporated by reference herein.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      (c) Exhibits. The following exhibits are filed as part of this report:

               99.1 Press release, dated November 12, 1998, issued by the Company.

                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 12, 1998

                                       AMERICAN STORES COMPANY


                                       By:   /s/  Kathleen E. McDonald
                                          -------------------------------
                                          Name:   Kathleen E. McDonald
                                          Title:  Chief Legal Officer

                                  EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------

  99.1         Press release, dated November 12, 1998, issued by the Company.